CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants we hereby consent to the use of our reports and to all references to our Firm included in this Form S-1 Registration Statement.

/s/ Arthur Anderson LLP

Atlanta, Georgia
November 30, 2000